_ The Prudential Insurance Company of America
_ Pruco Life Insurance Company of New Jersey, a subsidiary of
   The Prudential Insurance Company of America
Corporate Office, Newark, New Jersey

Application for Life Insurance or Policy Change

Policy Number___________                                      __ check here if policy change

A.       About the Primary Proposed Insured

1.       Name of primary proposed insured (or current insured person, if policy change.) (First name, middle initial, last name)

2.       Social Security number _____________________________

3.       Sex    _ female    _ male

4.       Marital status    _ single    _ married    _ widowed    _ separated     _ divorced

5.       Date of birth   __/__/____

6.       Age __________

7.       State of birth (country if not U.S.) ______________________

8.       Billing address
         ____________________________________
         (street, city, state, ZIP)

9.       Home address____________________________________

         (if different) (street, city, state, ZIP)

10.      Home telephone number        (_____)___________________

11.      Business telephone number  (_____)___________________

12.      Current employer ____________________________________

13.      List all existing life insurance coverage.  _ Check here if none.

     Company          Amount      Year issued        Type of insurance         To be replaced?
                                $                                          _Individual _ Group            _ yes _ no
                                $                                          _Individual _ Group            _ yes _ no
                                $                                          _Individual _ Group            _ yes _ no
                                $                                          _Individual _ Group            _ yes _ no
                                $                                          _Individual _ Group            _ yes _ no

     B. All Other Proposed Insureds.  (Include applicant if requesting Applicant's Waiver of Premium [AWP] Benefit.)

Name (first, initial, last); relationship to primary proposed insured; Sex (F/M); date of birth (M/D/Y); age; state of birth
(country if not U.S.); total life insurance in all companies.

     C. Coverage Information.

1.       Plan of insurance __________________________________________
     If applicable to the plan, check one.   _ Type A (Level Death Benefit)    _ Type B (Variable Death Benefit)
      _ Type C Death Benefit

2.       Initial amount of insurance    $__________________

3.       Supplementary benefits and riders     _ Waiver of Premium     _ Accidental Death Benefit    $
     _ Applicant's Waiver of Premium        _ Option to Purchase Additional Insurance (OPAI)  $___
     _ Automatic Premium Loan       _ Option to Purchase Paid-up Life Insurance Additions (include details in section G,
     Special Requests)
     _ Acceleration of Death benefits (Living Needs Benefit) _ Other riders and benefits (indicate amount where applicable.)

     D. Beneficiaries and Ownership.  (If trust, provide name of trust, trustee and date of trust.)
1.       Beneficiary information
              Name; Relationship to primary proposed insured; Age
              Primary (Class 1)
              Contingent (Class 2)
2.       Is the policyowner someone other than the primary proposed insured?   _ Yes  _ No
              (If Yes, provide information requested below.)
              Name _______________________________      Date of birth (month; day; year)
              (First name, middle initial, last name);
              Address _________________________________________________________
              (street, city, state, ZIP)
              ________________________________________________________________

     E. Payment Information.

     1a.Within the past 90 days, has any proposed insured been hospitalized or been advised by a member of the medical
     profession that he or she needs hospitalization for any reason other than for normal pregnancy or well-baby care?      _
     Yes   _ No
     b.  Within the past 12 months, has any proposed insured received treatment or advice from a member of the medical
     profession for heart disease, chest pain, stroke or cancer (except skin)?  _ Yes   _ No

     2.  Is a medical examination required on the primary proposed insured? _ Yes _ No;
                                                       second proposed insured? _ Yes _ No

     3. Premium payment mode  (collect full modal premium if prepaid)
         _ Annual; _ Semiannual; _ Quarterly; _ Monthly
         _ Electronic Funds Transfer (EFT); _ Payroll Budget; _ Government Allotment

     4. Amount of prepayment submitted with this application $ ________________ (include any  unscheduled premium payments)
         _ None (must be None if 1a or 1b is Yes, except for Gibraltar [GIB] products.)

     5.  Date prepayment collected (month; day; year)

     F. Replacement.  For any proposed insured, would this insurance replace or cause a change in any existing insurance or
     annuity in any company?   (If Yes, enclose all required replacement forms.)         _ Yes _ No

     G. Special Request

     H.  Background on Proposed Insureds

1.       Has either the primary proposed insured or second proposed insured (if any) ever used tobacco or other nicotine products such as cigarettes, cigars, pipe, chewing tobacco, snuff, nicotine gum; or nicotine patch? (If Yes, provide
         date when last used and indicate all types of products.)       _ Yes     _   No

                                                           Date (mo., yr.);                    Product(s);
     Primary proposed insured;
     Second proposed insured;

2.       What are the occupation and duties of the primary proposed insured?
         _______________________________________________________________________

3.       Within the last two years, has any proposed insured done or does he or she plan to do the following:
         a. operate or have any duties aboard an aircraft, glider, balloon or similar device?      _ Yes    _ No (If Yes,
         complete Aviation Questionnaire.)
         b. participate in hazardous sports, such as: auto; motorcycle; snowmobile; or powerboat competitions/exhibitions;
         scuba diving; mountain climbing; parachuting; skydiving; or any other such sport or hobby? (If Yes, complete
         Avocation Questionnaire.)   _ Yes   _  No

4.       Is any proposed insured applying for or requesting reinstatement or policy change(s) of any other life or health
         insurance policy? (If Yes, provide insurance company, policy plan and amount.) _ Yes    _  No

5.       Is any proposed insured currently charged with, or has he/she within the last 10 years been convicted of any criminal offense - other
         than the violation of a motor vehicle law? _ Yes     _ No    (If Yes, provide details.)

6.        a. Driver's license number and state of issue of primary proposed insured
          b. In the last three years, has any proposed insured
(1)      had a driver's license denied, suspended or revoked? _ Yes     _ No
(2)      been convicted of three or more moving violations?   _ Yes   _   No
(3)      been involved as a driver in two or more auto accidents?      _ Yes   _ No
             (If Yes to any of the above, provide details, including type of violation, accident, or reason for denial, suspension or revocation.)
7.       Does any proposed insured plan to live or travel outside the United States or Canada within the next 12 months?   _
         Yes   _   No
         (If Yes, list countries and purpose and duration of each trip.)

I.       Additional Coverage
         Complete only if this is an application for additional coverage on a person already covered by a Prudential or Pruco policy with an application date within three months of the date of this application.
         To the best of your knowledge, has the health or the mental or physical condition of any person proposed for insurance changed since the answers and statements were given in the application included in policy number
         __________________?              _ Yes    _ No
         (If Yes, complete the appropriate Part 2 Medical Information section.)

     J.  Dividend Option Election
         Complete only if applying to the Prudential Insurance Company of America
         __ Paid-up Additions      __ Accumulate at interest    __ cash
         __ Reduce premiums (not available for monthly mode)  ___________________

Part 2   Medical Information

     K.  Physician Information

         Primary proposed insured
         Physician last consulted:
         Name
         _________________________________________________________

         Address _______________________________________________________
                           (street, city, state, ZIP)

         Telephone number (__)__________    Date last seen ____/____/________
                                                                                                     (month, day, year)
         Reason last seen
         _______________________________________________

         Primary
         physician
         Name
         _________________________________________________________

         Address _______________________________________________________
                           (street, city, state, ZIP)

         Telephone number (__)__________    Date last seen ____/____/________
                                                                                                     (month, day, year)
         Reason last seen
         _______________________________________________

         Second proposed insured or applicant for Applicant's Waiver of Premium (AWP)
         Physician last consulted
         Name
         _________________________________________________________

         Address _______________________________________________________
                           (street, city, state, ZIP)

         Telephone number (__)__________    Date last seen ____/____/________
                                                                                                     (month, day, year)
         Reason last seen
         _______________________________________________

         Primary physician
         Name
         _________________________________________________________

         Address _______________________________________________________
                           (street, city, state, ZIP)

         Telephone number (__)__________    Date last seen ____/____/________
                                                                                                     (month, day, year)
         Reason last seen
         _______________________________________________

         L.  Physical Measurements
                                                                                                       Height      Weight

         Primary proposed insured
         Second proposed insured
         AWP applicant
M.

     Category I Changes and Gibraltar (GIB) Plans

1.       Within the last five years, has anyone proposed for coverage been diagnosed with or treated by a member of the medical profession for
a.       high blood pressure, diabetes, cancer, respiratory disorder (including asthma, recurrent bronchitis, emphysema), any disease or disorder of the heart, arteries, blood or veins, a mental illness or psychiatric disorder, any
                  disease or disorder of the neuromuscular system, or alcohol or drug use?       _ Yes   _ No
b.       Acquired Immune Deficiency Syndrome (AIDS) or AIDS-Related Complex (ARC)?  _ Yes _ No
c.       any sexually transmitted diseases? _ Yes   _ No
                  (If Yes to any of the above, provide letter of question, name of person to be insured and full medical details.)

2.       Is anyone proposed for coverage currently under treatment for any medical condition or taking prescription medication?
               _ Yes    _ No
               (If Yes, provide name of person to be insured and full medical details.)

3.       Within the last 12 months, has anyone proposed for coverage been hospitalized or been advised to have surgery or
               medical tests (other than HIV)? _ Yes   _ No
               (If Yes, provide name of person to be insured and full medical details.)

4.       Has anyone proposed for coverage been declined or charged an increased premium for new life insurance or
               reinstatement of life insurance?   _ Yes   _ No
               (If Yes, provide name of person to be insured and full details.)

5.       Is anyone proposed for coverage currently unable to perform his or her normal daily activities or all normal
               occupational duties on a full-time basis at the customary place of employment?     _ Yes   _ No
               (If Yes, provide name of person to be insured and full details.)

Part 2 Medical Information

     M.  Category II Changes and Plans other than Gibraltar (GIB)
1)       Family record: Current age (if living); Age and cause of death (if deceased)
                Father
                Mother
                Brother
                Sister
                Brother
                Sister
2)       Has anyone proposed for coverage been diagnosed with or treated by a member of the medical profession for:
a)       chest pain or any disorder of the heart or blood vessels? _ Yes   _ No
b)       high blood pressure?       _ Yes     _  No
c)       cancer, tumor, leukemia, melanoma or lymphoma?  _ Yes  _ No
d)       diabetes or high blood sugar?      _ Yes     _   No
e)       mental or psychiatric illness?     _ Yes     _   No
f)       Acquired Immune Deficiency Syndrome (AIDS) or AIDS-Related Complex (ARC)?   _ Yes    _ No
g)       any sexually transmitted diseases? _ Yes    _ No
h)       asthma or any disorder of the lungs?        _ Yes    _ No
i)       any disorder of the brain or nervous system?         _ Yes   _ No
j)       hepatitis or any disorder of the liver, stomach or intestines? _ Yes  _ No
k)       any disorder of the kidney or urinary tract?         _ Yes   _ No

3)       Is anyone proposed for coverage currently taking prescription medication? _ Yes   _ No

4)       Other than above, has anyone proposed for coverage:
a)       been a patient in a hospital or other medical facility?  _ Yes   _ No
b)       in the last five years, had or been advised to have surgery, medical tests or diagnostic procedures
         such as ECGs, stress tests, X-rays, blood tests, urine tests, etc.?    _ Yes   _ No

5)       Has anyone proposed for coverage:
a)       used, or is he or she now using, cocaine, amphetamines, marijuana, heroin or other drugs, except as prescribed by a
         member of the medical profession?  _ Yes   _ No
b)       had or been advised to have treatment or counseling for alcohol or drug use? _ Yes  _ No

6)       Does anyone proposed for coverage have any disease, disorder or condition not previously mentioned?  _ Yes   _ No

7)       Has anyone proposed for coverage had life or health insurance declined, postponed or issued with an increased
     premium? (Missouri: this question may be answered No if an individual has been declined for coverage.)  _ Yes   _ No

8)       Is anyone proposed for coverage currently unable to perform his or her normal daily activities or all normal occupational duties on a full-time basis at the customary place of employment?
     _ Yes  _ No

9)       Has anyone proposed for coverage requested or received disability or compensation benefits?  _ Yes   _ No

10)      Details of Yes answers for questions 2-9:
           Question number and name of proposed insured; Indicate illness, hospitalization, reason for checkup, medication;
           and any advice or treatment given by a medical professional; Dates and duration of illness; Name, address and telephone number of medical professionals and hospitals.

           For additional medical details, use another application.

The words "I" and "my" refer to the primary proposed insured and policyowner or applicant if other than the primary proposed insured. The word "Company" refers to the company checked at the beginning of this application.

Unless I have specified a policy date or special payment plan (e.g., government allotment, payroll budget) in this application, I understand that if the initial premium is not paid with this request for coverage, the policy will become effective when all of the following conditions are met:
__        the policy is issued, delivered and I accept it,
__        the health of all persons proposed for insurance remains as stated in the application and
__        the first premium is paid in full and the check or other form of payment is good and can be collected.

Subject to the above conditions, if I request a specific ploicy date, this date becomes the effective date if the policy.
In addition, if I request a special payment plan, the Company will inform me of the effective date of the policy.

No Company representative can make or change a policy, or waive any of the Company's rights or requirements.

The Company will pay the beneficiary named in the application (or in the policy if requesting a policy change and no beneficiary has been named in the application) any applicable insurance benefit either at the death of the primary insured or at the death of an insured child after the death of the primary insured if there is no insured spouse.

For policy changes, the existing policyowner and beneficiary designation will be used unless a new policyowner or beneficiary designation is provided in this application.

The policyowner is either the primary proposed insured or the applicant unless a different policyowner is named in the application. This is subject to any provisions for the automatic transfer of ownership stated in the policy.
If joint policyowner are named, in the event of the death of one policyowner, the survivor shall be the policyowner, unless otherwise specified.

Signatures
I certify, affirm and understand the following:

     To the best of my knowledge and belief, the statements in this application are complete, true and correctly recorded.

     Except for failure to pay premium, the Company will not contest the validity of this policy or change request after it has been in force during the insured's lifetime for two years from the date it takes effect.

     I will inform the Company of any changes in my or any proposed insured's health, mental or physical condition, or of any changes to any answers on this application, prior to or upon delivery of this policy.

     I confirm that if I have requested the Acceleration of Death Benefit (Living Needs Benefit), I have read the disclosures in the brochure
     (ORD 87246) and am aware that (1) receipt of accelerated death benefits may affect eligibility for public assistance programs and may be taxable; and (2) a discount is applied to determine any accelerate death benefit payable and a $150 administrative charge will be deducted at the time of payment.

     I have received and read the Terms and Conditions shown above and the Important Notice About Your Application for
     Insurance.

     I believe this policy meets my insurance needs and financial objectives. For a variable product:  I acknowledge receipt of a current prospectus for the policy. I understand that the amount and duration of the death benefit on this contract may vary; the policy value of this contract may increase or decrease in accordance with the experience of the separate accounts; and that an illustration of benefits including death benefits, policy values and cash surrenders is available upon request.

     My original signature has been affixed to this application, the original application will be retained by the Company and I will receive a copy identical in form and substance to the original, attached to my policy.

Signed at _________________________ on ___/___/_____
                              (city, state)                       month day year

Signature of primary proposed insured, if age 14 and six months or over, or of currently insured person, if policy change
X____________________________________

Signature of policyowner (if different from the primary proposed insured) or of existing policyowner if a policy change. If owner is a firm or corporation, give that company's name and have an officer sign below.
X______________________________________

Signature and title of officer of firm or corporation X_________________________________

Signature of applicant, if different from primary proposed insured or policy owner X____________________________

Signature of beneficiary, if policy change and rights are limited X________________________

Signature of witness  (Licensed Writing Representative must witness.) X__________________________

Do you have any information, other than that stated in this application, which indicates that any proposed insured may replace or change any current insurance or annuity in any company?
 _ Yes   _ No

Signature of Writing Representative ______________________________________

Aviation Questionnaire

Name____________________________________________
                   (First name, middle initial, last name)

Flight Hours
How many hours have you flown and do you plan to fly in each category below? (Include flight for flight pay.)

Hours flown in last 12 mos.; Hours flown in last 24 mos.; Total hours flown to date.; Estimate of hours for next 12 mos.

1)       Pilot and Co-pilot: Private and Student (not flying for hire) Commercial (flying for hire, including pilot instruction) Military (including student, Reserve and National Guard)
2)       Crew member (with duties aboard aircraft, including photographer, observer, flight attendant, etc.) Commercial
     (flying for hire) Military (including Reserve and National Guard)
3)       Passenger, except scheduled airlines (with no duties aboard aircraft).

 Type of Flights
 What were the nature of the flights in section 2 and the type of aircraft flown in the last two years? (If more than one, check each appropriate box.)
1)       Civil Aviation:
     _ U.S. Certificated (comparable Canadian) passenger/cargo airline;
     _ U.S. Certificate All-Cargo airline;              _ U.S. Certificated Charter airline;
     _ Other U.S. and Canadian airline;              _ Foreign airline flying to U.S.; and Canada
     _ Company or private business;                  _ Other flying service.
     _ Giving flight instruction number of hours per year ________________;        _ Dusting or spraying;
     _ Test - production line (describe in Remarks.);
     _ Experimental,; aerobatic; or stunt flying (describe in Remarks.);                   _  Pleasure;
     _ Hang gliding; ultralight, etc.                _ Student pilot ;                 _ Other (describe in Remarks.)

2)       Military Aviation:
     _ Carrier-based aircraft:        _ Land-based aircraft;           _ Fighter's Supersonic bombers;
     _ Interceptors;                       _ Fighter or attack bombers;
     _ Other land-based aircraft, used for:    _ Observation;     _ Reconnaissance;     _ Spotting;
     _ Tactical support of combat personnel;
     _ Non-supersonic bombers of the Air Combat Command;
     _ Tankers and tactical airlift of the Air Mobility Commando;
     _ Other Air Mobility Command aircraft;           _ Patrol and reconnaissance planes of the Navy;
     _ Search and rescue planes of the Air Force and Navy;
     _ Test or experimental (describe in Remarks.);
     _ Other (state branch of service including National Guard or Reserve);             _ Student pilot.

3)       Type of Aircraft:  _ Single engine;  _ Multi-engine;  _ Jet;   _ Propeller;  _ Helicopter;  _ If military, identify
     in Remarks (e.g., C-5, B2, etc.)

4)       Do you plan that your future flying will be of a different nature?     _ Yes _ No (If yes, describe in Remarks.)

5)       Do you plan to fly in a different type of aircraft in the future?      _ Yes  _ No (If yes, describe in Remarks.)

 Flight Details

1.       Who owns the aircraft?
2.       What is your job aboard the aircraft?
3.       Month and year of last flight in section 2 for all that apply:  Student ____/____;
         Pilot or co-pilot ____/____; Crew member ____/____; Passenger ____/____;

     Pilots and former pilots only:
4.       Do you hold a valid pilot's license or certificate?  _ Yes _ No (If yes, state type.)
5.       Do you hold an instrument rating or airline transport certificate?  _ Yes _ No (If yes, state type.)
6.       Have you ever been in any flying accidents or been grounded for violations?    _ Yes _ No
         (If yes, give details in Remarks).

      Please indicate the question number associated with your remark.

Avocation Questionnaire

Policy number _________________________________

Name _________________________________
          (First name, middle initial, last name)

1.       Provide details of each avocation and describe safety equipment used (include exact location where each activity takes place - including starting point, if applicable).

2.       How long have you participated in each activity? ____________________________

3.       Date you last participated.   ____/_______
                                       month   year

4.       Number of times you participate per year:     Last 12 months_____   Next 12 months ____

1.       List formal training and qualifying certificates, licenses, etc., held.

2.       Are you a member of an organization with national affiliation and established safety rules? _ Yes _ No
         If Yes, give name of organization.

1.       Have you engaged in, or do you intend to engage in, any exhibitions; stunting; exploration; rescue; dare-devil or record-setting activities?  _ Yes _ No (If Yes, describe fully, including frequency.)

2.       Describe type of competition in which you participate. (If motor racing, include exact type of race; e.g., drag;
         enduro; against time or competition; and type of track; e.g. oval.)

(a)      Is it _ amateur or; _ professional?
(b)      If events are supervised, name supervising organization_____________________
(c)      Any competition outside of U.S. or Canada? _ Yes _ No  (If Yes, where.) __________

     If you participate in motor sports, describe vehicle.
a.       Generic type (e.g., drag racer;, stock;,
     hydrofoil;.)____________________________                                                       b. Make
     ________________________________   c. Model  ________________________  d. Horsepower______ e. Engine displacement (cc)
     _______ f. Avg. speed (mph)_______     g. Max. speed (mph) __________

     If you participate; in diving or aerial sports
1.       Estimate number of dives, jumps, flights    Last 12 months ___ Next 12 months ___
2.       Average depth/height ____ft.  Maximum depth/height ___ ft.
           Maximum duration _____ min/hrs.

3.       Indicate type of equipment  _ purchased completely assembled   _ homemade
                                         _ assembled from a factory kit           _ for experimental use

                                            Allocation/Telephone Elections
                                            |_|  The Prudential Insurance Company of America
                                            |_|  Pruco Life Insurance Company of New Jersey
                                            A subsidiary of The Prudential Insurance Company of America

INVESTMENT ALLOCATION
I request that net premium payments be allocated to the investment options selected below:

Investment Options*                            Allocation   Investment Options*                           Allocation
Automatic Money Market/DCA                  %  (AMKT)       SP State St Res Sml Gr                     %  (VSCG)
                                       -------                                                -----------
                                       -------                                                -----------
Conservative Balanced                       %  (CFLX)       SP Focused Growth                          %  (SPFG)
                                       -------                                                -----------
                                       -------                                                -----------
Diversified Bond                            %  (BOND)       SP Technology                              %  (ATEC)
                                       -------                                                -----------
                                       -------                                                -----------
Equity                                      %  (CSTK)       SP William Blair Intl Gr                   %  (JEIG)
                                       -------                                                -----------
                                       -------                                                -----------
Flexible Managed                            %  (AFLX)       AIM V.I. Premier Equity                    %  (AVAL)
                                       -------                                                -----------
                                       -------                                                -----------
Global                                      %  (GLEQ)       Am. Century Income/Grwth                   %  (ACIG)
                                       -------                                                -----------
                                       -------                                                -----------
High Yield Bond                             %  (HIYB)       Amer. Century VP Value                     %  (ACVP)
                                       -------                                                -----------
                                       -------                                                -----------
Jennison                                    %  (GSTK)       Dreyfus MidCap Stock                       %  (DMCP)
                                       -------                                                -----------
                                       -------                                                -----------
Money Market                                %  (MMKT)       Dreyfus Develop. Leaders                   %  (DSCP)
                                       -------                                                -----------
                                       -------                                                -----------
Stock Index                                 %  (STIX)       Franklin Sm Cap Fnd - Cl 2%  (FSMC)
                                       -------                                                -----------
                                       -------                                                -----------
Value                                       %  (HIDV)       Goldman Sachs Small Cap                    %  (GSVI)
                                       -------                                                -----------
                                       -------                                                -----------
SP Aggr Growth Alloc                        %  (AGAA)       INVESCO Technology Fund                    %  (VIFT)
                                       -------                                                -----------
                                       -------                                                -----------
SP AIM Aggressive Growth                    %  (AGGG)       INVESCO Utilities Fund     %               %  (VIFU)
                                       -------                                                -----------
                                       -------                                                -----------
SP AIM Core Equity                          %  (AIGI)       Janus Aspen Balanced                       %  (JABA)
                                       -------                                                -----------
                                       -------                                                -----------
SP Alliance Large Cap                       %  (ALCG)       Janus Aspen Growth InShr                   %  (JGRW)
                                       -------                                                -----------
                                       -------                                                -----------
SP Balanced Asset Alloc                     %  (BAAA)       Janus Aspen Growth SvShr                   %  (JGSS)
                                       -------                                                -----------
                                       -------                                                -----------
SP Conserv Asset Alloc                      %  (COAA)       Janus Aspen Intl Growth                    %  (JAIG)
                                       -------                                                -----------
                                       -------                                                -----------
SP Davis Value                              %  (DAVA)       Janus Aspen Mid Cap Grth                   %  (JAAG)
                                       -------                                                -----------
                                       -------                                                -----------
SP Deutsche Intl Equity                     %  (DIEQ)       MFS Emerging Growth                        %  (MENG)
                                       -------                                                -----------
                                       -------                                                -----------
SP Goldman Sml Cap Value                    %  (FSMV)       Oppenheimer Agr ServShrs                   %  (OPAG)
                                       -------                                                -----------
                                       -------                                                -----------
SP Growth Asset Alloc                       %  (GRAA)       T. Rowe Price Intl Stock                   %  (PINT)
                                       -------                                                -----------
                                       -------                                                -----------
SP Large Cap Value                          %  (FLCV)       Fixed Rate Option                          %  (FXRT)
                                       -------                                                -----------
                                       -------                                                -----------
SP MFS Capital Opp                          %  (MFSC)                                                  %  (
                                                                                                          )
                                       -------                                                -----------
                                       -------                                                -----------
SP Mid Cap Growth                           %  (MFSM)                                                  %  (
                                                                                                          )
                                       -------                                                -----------
                                       -------                                                -----------
SP PIMCO High Yield                         %  (PIHY)                                                  %  (
                                                                                                          )
                                       -------                                                -----------
                                       -------                                                -----------
SP PIMCO Total Return                       %  (PITR)                                                  %  (
                                                                                                          )
                                       -------                                                -----------
                                       -------                                                -----------
SP US Emerging Growth                       %  (USEG)       Total                                   100%
                                       -------

*All investment options are not available to all contracts. Please refer to your prospectus and to the accompanying conditions and requirements information.

Do you want to participate in dollar cost averaging?(t) (If yes, must complete an enrollment form.)                     |_|  Yes    |_|  No

(t) Note:  Not available on all contracts. We also reserve the right to discontinue the dollar cost averaging feature at any time.

Supplementary Information

Submitting office code     Agent's name     Agency number
                                            Supplement to the Application
                                            |_|  The Prudential Insurance Company of America
                                            |_|  Pruco Life Insurance Company of New Jersey
                                            a subsidiary of The Prudential Insurance Company of America

                                          No.

A Supplement to the Application for a variable contract in which       ________________________ __________________is named as the proposed Insured.

I BELIEVE THIS CONTRACT MEETS MY INSURANCE NEEDS AND FINANCIAL OBJECTIVES.  I
ACKNOWLEDGE RECEIPT OF A CURRENT PROSPECTUS FOR THE CONTRACT.  I UNDERSTAND
THAT THE CONTRACT'S VALUE AND DEATH BENEFIT MAY VARY DEPENDING ON THE
CONTRACT'S INVESTMENT EXPERIENCE    YES |_|  NO  |_|

An illustration of values is available upon request.

Date     Signature of Applicant